UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2021

CBTX, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38280	20-8339782
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

9 Greenway Plaza, Suite 110

Houston, Texas 77046

(Address of principal executive offices)

(713) 210-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CBTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02 Termination of a Material Definitive Agreement.

On September 2, 2021, CBTX, Inc. (the “Company”) was informed by the Office of the Comptroller of the Currency (the “OCC”) that it would terminate the formal agreement, dated June 18, 2020 (the “Formal Agreement”), between the Company’s subsidiary bank, CommunityBank of Texas, N.A. (the “Bank”).  On September 7, 2021, the OCC terminated the Formal Agreement.

The execution of the Formal Agreement and a summary of the material terms thereof were disclosed in the Company’s Current Report on Form 8-K filed on June 19, 2020, which summary is qualified by reference to the full text of the Formal Agreement filed as Exhibit 10.1 thereto.  The information contained under Item 1.01 of such Current Report on Form 8-K is incorporated herein by reference, including the cautionary language regarding forward-looking statements therein. Although the Formal Agreement is terminated, it remains possible that regulatory agencies, including the OCC or Financial Crimes Enforcement Network of the U.S. Department of Treasury which has been investigating the Bank’s compliance with the Bank Secrecy Act and anti-money laundering regulations, could take additional action or impose additional measures, potentially including civil money penalties and fines.  Please see the risks described in Part I—Item 1A.—Risk Factors in the Company’s Annual Report on Form 10-K.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements reflect the Company’s current views with respect to such future events. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control.  These statements include the potential for civil money penalties and its effect on the Company, the Bank, and their financial performance and results of operations. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict, including the risk that the OCC and Financial Crimes Enforcement Network of the U.S. Department of Treasury, or FinCEN, may impose civil money penalties or other penalties, or that the costs, effects and results of other regulatory examinations, investigations, including the ongoing investigation by FinCEN, may influence such decision or may have a negative impact on the Company’s financial performance and results of operations, may increase regulatory risks and the costs, effects, and results of regulatory examinations, or may negatively impact the ability to pay future dividends, or the ability to obtain required regulatory approvals.  There are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the risks described in Part I—Item 1A.—Risk Factors in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2021 and any subsequent Quarterly Report on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CBTX, Inc.

Date: September 8, 2021	By:	/s/ Robert T. Pigott, Jr.
Robert T. Pigott, Jr.
Senior Executive Vice President and Chief Financial Officer